                        ITT HARTFORD MUTUAL FUNDS, INC.
                          PROSPECTUS--JANUARY 22, 1997
                           CLASS A AND CLASS B SHARES

ITT Hartford Mutual Funds, Inc. (the "Company") is an open-end management investment company comprised of eight diversified investment portfolios (each a "Fund" and together the "Funds"). The Funds, which have different investment objectives and policies, are listed below:

       ITT HARTFORD FUND                     GOAL                                        INVESTMENT STYLE
-------------------------------  ----------------------------  --------------------------------------------------------------------
Small Company                    Growth of capital             Equity: Invests primarily in stocks of companies with market capitalizations of less than $2 billion; portfolio is broadly diversified across industries.
Capital Appreciation             Growth of capital             Equity: Invests in small, medium, and large companies; portfolio is comprised primarily of a blend of growth and value stocks and is broadly diversified across industries.
International Opportunities      Growth of capital             International Equity: Invests primarily in large, high-quality non-
                                                               U.S. companies in established markets, and on a limited basis, in smaller companies and emerging markets; portfolio is broadly diversified across industries and countries.
Stock                            Growth of capital, income is  Equity: Invests primarily in large, high quality U.S. companies;
                                 secondary                     portfolio is broadly diversified across industries which are expected to grow faster than the overall economy.
Dividend and Growth              High level of income, growth  Equity: Invests primarily in large, well-known U.S. companies that
                                 of capital                    have historically paid above average dividends and have the ability to sustain and potentially increase dividends; portfolio is broadly diversified across industries.
Advisers                         Long-term total return        Asset Allocation: Invests in a mix of stocks, bonds and money market instruments; portfolio assets are allocated gradually among the asset classes based upon the portfolio managers' view of the economy and valuation of the market sectors; short term market timing is not used.
Bond Income Strategy             High level of income, total   Bond: Invests primarily in investment grade bonds; up to 30% may be
                                 return                        invested in the highest quality tier of the high yield rating category.
Money Market                     Maximum current income        Money Market: Invests in money market instruments and seeks to consistent with preservation  maintain a stable share price of $1.00.
                                 of capital

--------------------------------------------------------------------------------

AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. WHILE THE MONEY MARKET FUND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, THERE CAN BE NO ASSURANCE THAT THE FUND WILL ACHIEVE THIS GOAL.

THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT THE FUNDS THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. PLEASE READ AND KEEP THIS PROSPECTUS FOR FUTURE REFERENCE. ADDITIONAL INFORMATION ABOUT THE FUNDS HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") IN A STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 22, 1997 ("SAI"), WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. TO OBTAIN A COPY OF THE SAI WITHOUT CHARGE, CALL 1-888-843-7824, OR WRITE TO ITT HARTFORD MUTUAL FUNDS, INC., P.O. BOX 8416, BOSTON, MA 02266-8416.
--------------------------------------------------------------------------------

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
 AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
   ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
     CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

2                                                      ITT Hartford Mutual Funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
Investor Expenses.....................................................    3
Financial Highlights..................................................    5
Introduction to the ITT Hartford Mutual Funds.........................    6
Investment Objectives and Investment Styles of the Funds..............    6
Common Investment Policies and Risk Factors...........................    9
Performance of the Funds..............................................   14
About Your Account....................................................   17
  How to Buy Shares...................................................   17
  Special Investment Programs and Privileges..........................   21
  How to Redeem Shares................................................   22
  How to Exchange Shares..............................................   23
  Determination of Net Asset Value....................................   24
  Shareholder Account Rules and Policies..............................   24
  Investor Information Services.......................................   25
Management of the Funds...............................................   25
Dividends, Capital Gains and Taxes....................................   28
Ownership and Capitalization of the Company...........................   29
General Information...................................................   29

ITT Hartford Mutual Funds                                                      3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               INVESTOR EXPENSES

    The expenses and the maximum transaction costs associated with investing in Class A or Class B shares of each Fund and the estimated aggregate operating expenses for each Fund are reflected in the following table.

                                           SMALL              CAPITAL          INTERNATIONAL
                                          COMPANY          APPRECIATION        OPPORTUNITIES           STOCK
                                           FUND                FUND                FUND                FUND
                                     -----------------   -----------------   -----------------   -----------------
                                     CLASS A   CLASS B   CLASS A   CLASS B   CLASS A   CLASS B   CLASS A   CLASS B
                                     -------   -------   -------   -------   -------   -------   -------   -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge on purchases
 (as % of Offering Price) (1)......    5.50%      None     5.50%      None     5.50%      None     5.50%      None
Maximum Deferred Sales Charge
 (2)...............................     None     5.00%      None     5.00%      None     5.00%      None     5.00%
Redemption Fees (3)................     None      None      None      None      None      None      None      None
Exchange Fees (4)..................     None      None      None      None      None      None      None      None

ANNUAL OPERATING EXPENSES (AS % OF
 AVERAGE NET ASSETS)
Management Fees....................    0.85%     0.85%     0.80%     0.80%     0.85%     0.85%     0.80%     0.80%
12b-1 Distribution and Service Fees
 (after waiver) (5)................    0.30%     1.00%     0.30%     1.00%     0.30%     1.00%     0.30%     1.00%
Other Expenses (after
 reimbursements) (6)...............    0.30%     0.30%     0.35%     0.35%     0.50%     0.50%     0.35%     0.35%
Total Operating Expenses (after
 reimbursements) (6)...............    1.45%     2.15%     1.45%     2.15%     1.65%     2.35%     1.45%     2.15%

                                                                                                  MONEY
                                       DIVIDEND AND          ADVISERS           BOND INCOME      MARKET
                                        GROWTH FUND            FUND            STRATEGY FUND      FUND
                                     -----------------   -----------------   -----------------   -------
                                     CLASS A   CLASS B   CLASS A   CLASS B   CLASS A   CLASS B   CLASS A
                                     -------   -------   -------   -------   -------   -------   -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge on purchases
 (as % of Offering Price) (1)......    5.50%      None     5.50%      None     4.50%      None      None
Maximum Deferred Sales Charge
 (2)...............................     None     5.00%      None     5.00%      None     5.00%      None
Redemption Fees (3)................     None      None      None      None      None      None      None
Exchange Fees (4)..................     None      None      None      None      None      None      None
ANNUAL OPERATING EXPENSES (AS % OF
 AVERAGE NET ASSETS)
Management Fees....................    0.75%     0.75%     0.75%     0.75%     0.65%     0.65%     0.50%
12b-1 Distribution and Service Fees
 (after waiver) (5)................    0.30%     1.00%     0.30%     1.00%     0.30%     1.00%     0.30%
Other Expenses (after
 reimbursements) (6)...............    0.35%     0.35%     0.35%     0.35%     0.30%     0.30%     0.20%
Total Operating Expenses (after
 reimbursements) (6)...............    1.40%     2.10%     1.40%     2.10%     1.25%     1.95%     1.00%

----------------------------------
(1) If you purchase Class A shares, except for Class A shares in the Money Market Fund, you will pay a sales charge equal to the amount of your investment multiplied by the percentage set forth in the table above. However, a lesser or no sales charge may be imposed depending on the size of the investment in Class A shares. Although purchases of Class A shares of $1 million or more are not subject to an initial sales charge, they may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of the calendar month of purchase. If you purchase Class B shares, you do not pay an initial sales charge but you may incur a CDSC if you redeem some or all of your Class B Shares before the end of the sixth year after which you purchased Class B Shares. The CDSC is 5%, 4%, 3%, 3%, 2%, and 1% for redemptions occurring in years one through six respectively. After the sixth year, the CDSC is eliminated. See "How to Buy Shares."

(2) Shares of the Money Market Fund acquired by exchange from Class A or Class B shares of any other Fund which are subject to a CDSC may be subject to a CDSC if redeemed. The CDSC will be assessed at a rate equal to the CDSC rate that would be applicable to the original shares as exchanged. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers (" NASD"). See "How To Buy Shares."

(3) An $8 charge may be imposed on redemptions of less than $50,000 requested to be paid by wire transfer. See "Redeeming Shares by Telephone".

(4) All exchanges in excess of 12 exchanges in a 12-month period may be subject to an exchange fee of $10 per exchange. Any exchange fee is paid directly to the Fund from which shares have been redeemed. See "How To Exchange Shares."

(5) Although the Rule 12b-1 fee for Class A shares is .35%, Hartford Securities Distribution Company, Inc. (the "Distributor") has voluntarily agreed to waive .05% of such fee through July 1, 1997. This waiver may be discontinued at any time after July 1, 1997. See "Distribution and Service Plan for Class A Shares" and "Distribution and Service Plan for Class B Shares".

(6) ITT Hartford Group, Inc. ("The Hartford"), the ultimate parent company of the Hartford Investment Management Company ("HIMCO"), has voluntarily agreed to limit the Total Operating Expenses of the Class A shares of the Money Market Fund and the Class A and Class B shares of each other Fund, exclusive of taxes, interest, brokerage commissions, certain distribution fees and extraordinary expenses, until at least July 1, 1997. This policy may be discontinued at any time after July 1, 1997. In the absence of such an agreement, the estimated Other Expenses for the Class A shares of the Money Market Fund and the Class A and Class B shares of the following Funds would be: Money Market Fund, 2.01%; Small Company Fund, 3.18% and 7.15%; Capital Appreciation Fund, 3.31% and 4.84%; International Opportunities Fund, 4.80% and 9.56%; Stock Fund, 3.08% and 3.92%; Dividend and Growth Fund, 3.28% and 7.38%; Advisers Fund, 2.11% and 3.26%; and Bond Income Strategy Fund, 1.97% and 3.10%; respectively, and the Total Operating Expenses of such Funds would be: Money Market Fund, 2.81%; Small Company Fund, 4.33% and 9.00%; Capital Appreciation Fund, 4.41% and 6.64%; International Opportunities Fund, 5.95% and 11.41%; Stock Fund, 4.18% and 5.72%; Dividend and Growth Fund, 4.33% and 9.13%; Advisers Fund, 3.16% and 5.01%; and Bond Income Strategy Fund, 2.92% and 4.75%, respectively.

4                                                      ITT HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                EXPENSE EXAMPLES

    An investor would have paid the following expenses at the end of the period shown on a $1,000 investment, assuming a 5% annual return and redemption at the end of each period.

                                                    YEAR 1              YEAR 3
                                               -----------------   -----------------
                                               CLASS A   CLASS B   CLASS A   CLASS B
                                               -------   -------   -------   -------
Small Company Fund...........................    $69       $72       $ 99      $98
Capital Appreciation Fund....................     69        72         99       98
International Opportunities Fund.............     71        74        105      104
Stock Fund...................................     69        72         99       98
Dividend and Growth Fund.....................     69        72         99       98
Advisers Fund................................     69        72         99       98
Bond Income Strategy Fund....................     57        70         83       92
Money Market Fund............................     10       N/A         30      N/A

    Using the same assumptions for the first table but assuming that you did not redeem your shares at the end of each period, you would bear the following expenses:

                                                    YEAR 1              YEAR 3
                                               -----------------   -----------------
                                               CLASS A   CLASS B   CLASS A   CLASS B
                                               -------   -------   -------   -------
Small Company Fund...........................    $69       $22       $ 99      $68
Capital Appreciation Fund....................     69        22         99       68
International Opportunities Fund.............     71        24        105       74
Stock Fund...................................     69        22         99       68
Dividend and Growth Fund.....................     69        22         99       68
Advisers Fund................................     69        22         99       68
Bond Income Strategy Fund....................     57        29         83       62
Money Market Fund............................     19       N/A         30      N/A

    These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary.

ITT HARTFORD MUTUAL FUNDS                                                      5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

    The following table sets forth certain unaudited financial information from each Fund's inception (July 22, 1996) through November 30, 1996.

                                            SMALL                CAPITAL            INTERNATIONAL
                                           COMPANY            APPRECIATION          OPPORTUNITIES             STOCK
                                            FUND                  FUND                  FUND                  FUND
                                     -------------------   -------------------   -------------------   -------------------
                                     CLASS A    CLASS B    CLASS A    CLASS B    CLASS A    CLASS B    CLASS A    CLASS B
                                     --------   --------   --------   --------   --------   --------   --------   --------
Net asset value at beginning of
 period............................   $10.00     $10.00     $10.00     $10.00     $10.00     $10.00     $10.00     $10.00
                                     --------   --------   --------   --------   --------   --------   --------   --------
Income from investment
 operations........................   (0.02)     (0.01)     (0.02)     (0.01)       0.06       0.01       0.02       0.00
Net realized and unrealized
 gain/(loss).......................     1.49       1.46       3.28       3.24       0.66       0.69       1.61       1.80
                                     --------   --------   --------   --------   --------   --------   --------   --------
Total from investment operations...     1.47       1.45       3.26       3.23       0.72       0.70       1.83       1.80
                                     --------   --------   --------   --------   --------   --------   --------   --------
DISTRIBUTIONS:
Dividends from net investment
 income............................     0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00
Distributions from net realized
 gains.............................     0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00
                                     --------   --------   --------   --------   --------   --------   --------   --------
Total distributions................     0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00
                                     --------   --------   --------   --------   --------   --------   --------   --------
Change in net asset value..........     1.47       1.45       3.26       3.23       0.72       0.70       1.83       1.80
                                     --------   --------   --------   --------   --------   --------   --------   --------
Net asset value, end of period.....   $11.47     $11.45     $13.26     $13.23     $10.72     $10.70     $11.83     $11.80
                                     --------   --------   --------   --------   --------   --------   --------   --------
                                     --------   --------   --------   --------   --------   --------   --------   --------
Total Return**.....................    14.70%     14.50%     32.60%     32.30%      7.20%      7.00%     18.30%     18.00%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands)........................   $4,325     $  184     $6,900     $  592     $3,929     $   96     $5,484     $  738
Ratio of expenses to average net
 assets*...........................     4.33%      9.00%      4.41%      6.64%      5.95%     11.41%      4.18%      5.72%
Ratio of expenses to average net
 assets net of reimbursements*.....     1.45%      2.15%      1.45%      2.15%      1.65%      2.35%      1.45%      2.15%
Ratio of net investment income
 (loss) to average net assets*.....    -0.57%     -1.07%     -0.78%     -1.55%      1.99%      1.02%      0.78%      0.04%
Portfolio turnover rate............    73.75%                144.5%                16.13%                10.91%
Average brokerage commission rate
 ($)...............................   0.0313                0.0369                0.0176                0.0283

                                                                                                        MONEY
                                        DIVIDEND AND            ADVISERS             BOND INCOME        MARKET
                                         GROWTH FUND              FUND              STRATEGY FUND        FUND
                                     -------------------   -------------------   -------------------   --------
                                     CLASS A    CLASS B    CLASS A    CLASS B    CLASS A    CLASS B    CLASS A
                                     --------   --------   --------   --------   --------   --------   --------
Net asset value at beginning of
 period............................   $10.00     $10.00     $10.00     $10.00     $10.00     $10.00     $ 1.00
                                     --------   --------   --------   --------   --------   --------   --------
Income from investment
 operations........................     0.06       0.01       0.08       0.01       0.20       0.06       0.02
Net realized and unrealized
 gain/(loss).......................     1.57       1.59       1.32       1.37       0.44       0.55       0.00
                                     --------   --------   --------   --------   --------   --------   --------
Total from investment operations...     1.63       1.60       1.40       1.38       0.64       0.61       0.02
                                     --------   --------   --------   --------   --------   --------   --------
DISTRIBUTIONS:
Dividends from net investment
 income............................     0.00       0.00       0.00       0.00     (0.20)     (0.18)     (0.02)
Distributions from net realized
 gains.............................     0.00       0.00       0.00       0.00       0.00       0.00       0.00
                                     --------   --------   --------   --------   --------   --------   --------
Total distributions................     0.00       0.00       0.00       0.00     (0.20)     (0.18)     (0.02)
                                     --------   --------   --------   --------   --------   --------   --------
Change in net asset value..........     1.63       1.60       1.40       1.38       0.44       0.43       0.00
                                     --------   --------   --------   --------   --------   --------   --------
Net asset value, end of period.....   $11.63     $11.60     $11.40     $11.38     $10.44     $10.43     $ 1.00
                                     --------   --------   --------   --------   --------   --------   --------
                                     --------   --------   --------   --------   --------   --------   --------
Total Return**.....................    16.30%     16.00%     14.00%     13.80%      6.40%      6.10%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands)........................   $5,321     $  222     $12,944    $  949     $10,812    $  117     $10,644
Ratio of expenses to average net
 assets*...........................     4.33%      9.13%      3.16%      5.01%      2.92%      4.75%      2.81%
Ratio of expenses to average net
 assets net of reimbursements*.....     1.40%      2.10%      1.40%      2.15%      1.25%      1.95%      1.00%
Ratio of net investment income
 (loss) to average net assets*.....     2.16%      1.52%      2.21%      1.19%      5.71%      4.95%      4.52%
Portfolio turnover rate............    30.69%                19.61%                67.41%                 NA
Average brokerage commission rate
 ($)...............................   0.0316                0.0290                  NA                    NA

----------------------------------
 *  Annualized.

**  Does not include sales charges.

6                                                      ITT Hartford Mutual Funds
--------------------------------------------------------------------------------

-------------------------------------------
                            INTRODUCTION TO THE ITT
                             HARTFORD MUTUAL FUNDS

    The Company is an open-end management investment company, commonly known as a mutual fund, which was organized as a Maryland corporation on March 21, 1996. The Company consists of eight series, each of which is divided into Class A, Class B and Class Y shares except the Money Market Fund which is divided into Class A and Class Y shares. Class Y shares are offered to certain institutional investors by a separate prospectus. Each Class may have different expenses which may affect performance. Each Fund has different investment objectives, styles and policies. These differences affect the types of securities in which each Fund may invest and, therefore, the potential return of each Fund and the associated risks. There is no assurance, however, that any Fund will meet its investment goals. Whether an investment in a particular Fund is appropriate for you depends on your investment goals, including the return you seek, the expected duration of your investment and the level of risk you are willing to bear.

    The Hartford Investment Management Company ("HIMCO") is the investment adviser to each Fund. In addition, under HIMCO's general management, Wellington Management Company, LLP ("Wellington Management") serves as a sub-adviser to the Small Company Fund, Capital Appreciation Fund, International Opportunities Fund, Stock Fund, Dividend and Growth Fund and Advisers Fund.

    HIMCO was incorporated in Connecticut in 1981 and is a wholly-owned indirect subsidiary of ITT Hartford Group, Inc. ("The Hartford"), a Connecticut insurance holding company with over $94 billion in assets. Wellington Management, a Massachusetts general partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of September 30, 1996, HIMCO and its affiliates and Wellington Management had investment management authority with respect to approximately $48.2 billion and $123 billion of assets, respectively, for various clients. Since 1977, HIMCO and its affiliates have served as the investment manager to a family of mutual funds in which variable annuity and variable life insurance contracts issued by subsidiaries of The Hartford are invested. Since 1984, Wellington Management has served as sub-adviser to certain of those funds. HIMCO and Wellington Management collectively manage over $13 billion of assets in these mutual funds.

---------------------------------------------------
                           INVESTMENT OBJECTIVES AND
                         INVESTMENT STYLES OF THE FUNDS

    The Funds have different investment objectives and policies, as described below. The differences among the Funds can be expected to affect the investment return of each Fund and the degree of market and financial risk to which each Fund is subject. Each Fund is subject to certain fundamental investment restrictions that are enumerated in detail in the SAI and may not be changed without shareholder approval. All other investment policies (including each Fund's investment objective) are non-fundamental and may be changed by the Board of Directors without shareholder approval. Stated below is the investment objective and investment style for each Fund. For a description of each Fund's investment policies and risk factors, see "COMMON INVESTMENT POLICIES AND RISK FACTORS."

---------------------------------------------------
                        ITT HARTFORD SMALL COMPANY FUND

    INVESTMENT OBJECTIVE.

    The Small Company Fund seeks growth of capital by investing primarily in equity securities selected on the basis of potential for capital appreciation.

    INVESTMENT STYLE.

    Under normal market and economic conditions at least 65% of the Small Company Fund's total assets are invested in equity securities of companies which have less than $2 billion in market capitalization ("Small Capitalization Securities"). Wellington Management identifies, through fundamental analysis, companies that it believes have substantial near-term capital appreciation potential regardless of industry sector. However, overall industry exposure is monitored by Wellington Management so as to maintain broad industry diversification. In selecting investments Wellington Management considers securities of companies that, in its opinion, have potential for above-average earnings growth, are undervalued in relation to their investment potential, have business and/or fundamental financial characteristics that are misunderstood by investors, or are relatively obscure, i.e., undiscovered by the overall investment community. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Up to 20% of the Small Company Fund's total assets may be invested in securities of non-U.S. companies. Investing in Small Capitalization Securities involves special risks. See "COMMON INVESTMENT POLICIES AND RISK FACTORS -- Small Capitalization Securities".

ITT HARTFORD MUTUAL FUNDS                                                      7
--------------------------------------------------------------------------------

---------------------------------------------------
                     ITT HARTFORD CAPITAL APPRECIATION FUND

    INVESTMENT OBJECTIVE.

    The Capital Appreciation Fund seeks growth of capital by investing primarily in equity securities selected on the basis of potential for capital appreciation.

    INVESTMENT STYLE.

    The Capital Appreciation Fund invests in a diversified portfolio of primarily equity securities. Wellington Management identifies, through fundamental analysis, companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry sector. This approach is sometimes referred to as a "stock picking" approach and results in having all market capitalization sectors (i.e., small, medium, and large companies) represented. Small and medium sized companies are selected primarily on the basis of dynamic earnings growth potential. Larger companies are selected primarily based on the expectation for a catalyst event that will trigger stock price appreciation. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Up to 20% of the Capital Appreciation Fund's total assets may be invested in securities of non-U.S. companies.

---------------------------------------------------
                 ITT HARTFORD INTERNATIONAL OPPORTUNITIES FUND

    INVESTMENT OBJECTIVE.

    The International Opportunities Fund seeks growth of capital by investing primarily in equity securities issued by non-U.S. companies.

    INVESTMENT STYLE.

    The International Opportunities Fund invests in a diversified portfolio of primarily equity securities covering a broad range of countries, industries, and companies. Securities in which the International Opportunities Fund invests are denominated in both U.S. dollars and non-U.S. currencies (including the European Currency Unit) and generally are traded in non-U.S. markets. Wellington Management uses a three-pronged approach. First, Wellington Management determines the relative attractiveness of the many countries in which the International Opportunities Fund may invest based upon the economic and political environment of each country. Second, Wellington Management evaluates industries on a global basis to determine which industries offer the most value and potential for capital appreciation given current and projected global and local economic and market conditions. Finally, Wellington Management conducts fundamental research on individual companies and considers companies for inclusion in the International Opportunities Fund's portfolio that are typically larger, high quality companies that operate in established markets. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. In analyzing companies for investment, Wellington Management looks for, among other things, a strong balance sheet, attractive industry dynamics, strong competitive advantages and attractive relative value within the context of a security's primary trading market. The International Opportunities Fund may also invest on a limited basis in smaller companies and less developed markets. The International Opportunities Fund anticipates that, under normal market conditions, it will diversify its investments in at least three countries other than the United States. The International Opportunities Fund will be subject to certain risks because it invests primarily in securities issued by non-U.S. companies.

---------------------------------------------------
                            ITT HARTFORD STOCK FUND

    INVESTMENT OBJECTIVE.

    The Stock Fund seeks long-term growth of capital, with income as a secondary consideration, by investing primarily in equity securities.

    INVESTMENT STYLE.

    Under normal market and economic conditions at least 65% of the Stock Fund's total assets are invested in stocks. The Stock Fund invests in a diversified portfolio of primarily equity securities using a two-tiered investment approach. First, under what is sometimes referred to as a "top down" approach, Wellington Management analyzes the macro economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends, and investor sentiment. Through top down analysis, Wellington Management anticipates secular and cyclical changes and identifies industries and economic sectors that are expected to grow faster than the overall economy. Second, top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. The Stock Fund's portfolio emphasizes high-quality growth companies. The key characteristics of high-quality growth companies include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team, and a globally competitive position. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Up to 20% of the Stock Fund's total assets may be invested in securities of non-U.S. companies.

8                                                      ITT HARTFORD MUTUAL FUNDS
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---------------------------------------------------
                     ITT HARTFORD DIVIDEND AND GROWTH FUND

    INVESTMENT OBJECTIVE.

    The Dividend and Growth Fund seeks a high level of current income consistent with growth of capital by investing primarily in equity securities.

    INVESTMENT STYLE.

    The Dividend and Growth Fund invests in a diversified portfolio of primarily equity securities that typically have above average income yield and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the Dividend and Growth Fund's total assets are invested in dividend paying equity securities. Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the Dividend and Growth Fund. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. As a key component of the fundamental analysis done for the Dividend and Growth Fund, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend. The Dividend and Growth Fund's portfolio will be broadly diversified by industry and company. Up to 20% of the Dividend and Growth Fund's total assets may be invested in securities of non-U.S. companies.

---------------------------------------------------
                           ITT HARTFORD ADVISERS FUND

    INVESTMENT OBJECTIVE.

    The Advisers Fund seeks maximum long-term total rate of return by investing in common stocks and other equity securities, bonds and other debt securities and money market instruments.

    INVESTMENT STYLE.

    The Advisers Fund seeks to achieve its objective through the active allocation of its assets among the asset categories of equity securities, debt securities and money market instruments based upon Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values and attractiveness of each asset category, and expected future returns of each asset category. Wellington Management bases its asset allocation decisions on fundamental analysis and does not attempt to make short-term market timing decisions among asset categories. As a result, shifts in asset allocation are expected to be gradual and continuous and the Advisers Fund will normally have some portion of its assets invested in each asset category. The Advisers Fund does not have percentage limitations on the amount that may be allocated to each asset category. The Advisers Fund's investments in equity securities and securities that are convertible into equity securities will be substantially similar to the investments permitted for the Stock Fund. See "Hartford Stock Fund." The debt securities in which the Advisers Fund may invest include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, securities rated investment grade, or if unrated, are deemed by Wellington Management to be of comparable quality, and with respect to 5% of the Advisers Fund's assets, securities rated below investment grade which are known as high yield-high risk securities or junk bonds. The money market instruments in which the Adviser's Fund may invest are described under "COMMON INVESTMENT POLICIES AND RISK FACTORS -- Money Market Instruments and Temporary Investment Strategies." Up to 20% of the Advisers Fund's total assets may be invested in securities of non-U.S. companies.

---------------------------------------------------
                     ITT HARTFORD BOND INCOME STRATEGY FUND

    INVESTMENT OBJECTIVE.

    The Bond Income Strategy Fund seeks a high level of current income, consistent with a competitive total return, as compared to bond funds with similar investment objectives and policies, by investing primarily in debt securities.

    INVESTMENT STYLE.

    The Bond Income Strategy Fund will have a diversified portfolio of investments in fixed-income securities. Under normal circumstances at least 70% of the Bond Income Strategy Fund's portfolio will be invested in investment grade bond-type securities. Up to 30% of the Bond Income Strategy Fund may be invested in securities rated in the highest category of below investment grade bonds ("Ba" by Moody's Investors Service, Inc. ("Moody's") or "BB" by Standard and Poors Corporation ("S&P")), or securities which, if unrated, are determined by HIMCO to be of comparable quality. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds". No investments will be made in debt securities rated below "Ba" or "BB", or if unrated, determined to be of comparable quality by HIMCO. Investments in securities rated in the highest category below investment grade may offer an attractive risk/reward trade-off and investment in this sector may enhance the current yield and total return of the Bond Income Strategy Fund over time. Investing in securities within this rating category combined with the investment grade portion of the portfolio is designed to provide investors with both a high level of current income and attractive relative total returns.

    The Bond Income Strategy Fund will invest at least 65% of its total assets in bonds and debt securities with a maturity of at least one year. The Bond Income Strategy Fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The Bond Income Strategy Fund will not invest in common stocks directly, but may retain, for
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ITT HARTFORD MUTUAL FUNDS                                                      9
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reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. Up to 30% of the Bond Income Strategy Fund's total assets may be invested in securities of non-U.S. companies.

---------------------------------------------------
                         ITT HARTFORD MONEY MARKET FUND

    INVESTMENT OBJECTIVE.

    The Money Market Fund seeks maximum current income consistent with liquidity and preservation of capital.

    INVESTMENT POLICIES.

    The Money Market Fund seeks to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that the Fund will achieve this goal. The Money Market Fund's portfolio will consist entirely of cash, cash equivalents and high quality debt securities as permitted under Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"). Each investment will have an effective maturity date of 397 days or less computed in accordance with Rule 2a-7. The average maturity of the portfolio will vary according to HIMCO's appraisal of money market conditions and will not exceed 90 days. All securities purchased by the Money Market Fund will be U.S. dollar denominated.

---------------------------------------------------
                           COMMON INVESTMENT POLICIES
                                AND RISK FACTORS

--------------------------------
                     MONEY MARKET INSTRUMENTS AND TEMPORARY
                             INVESTMENT STRATEGIES

    In addition to the Money Market Fund which may invest in cash, cash equivalents and money market instruments at any time, all other Funds may hold cash or cash equivalents and invest in high quality money market instruments under appropriate circumstances as determined by HIMCO or Wellington Management. Such Funds may invest up to 100% of their assets in cash, cash equivalents or money market instruments only for temporary defensive purposes.

    Money market instruments include: (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

---------------------------------------------------
                             REPURCHASE AGREEMENTS

    Each Fund is permitted to enter into fully collateralized repurchase agreements. A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by a Fund to the seller. The resale price would be in excess of the purchase price, reflecting an agreed upon market interest rate. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. The Company's Board of Directors has established standards for evaluation of the creditworthiness of the banks and securities dealers with which the Funds may engage in repurchase agreements and monitors on a quarterly basis HIMCO'S and Wellington Management's compliance with such standards. Presently, each Fund may enter into repurchase agreements only with commercial banks with at least $500 million in capital and $1 billion in assets or with recognized government securities dealers with a minimum net capital of $100 million.

---------------------------------------------------
                         REVERSE REPURCHASE AGREEMENTS

    Each Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by a Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by a Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, increases the possibility of fluctuation in a Fund's net asset value. A Fund will establish a segregated account with the Company's custodian bank in which a Fund will maintain cash, cash equivalents or other high quality debt securities equal in value to a Fund's obligations in respect of reverse repurchase agreements. As a non-fundamental policy, a Fund will not enter into reverse repurchase transactions if the combination of all borrowings from banks and the value of all reverse repurchase agreements for the particular Fund equals more than 33 1/3% of the value of the Fund's total assets.

---------------------------------------------------
                                DEBT SECURITIES

    Each Fund is permitted to invest in debt securities including (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations);
(3) asset-backed securities and mortgage-related securities, including collateralized mortgage obligations ("CMO's"); and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions,

10                                                     ITT HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other non-U.S. issuers. In addition, the Advisers Fund, International Opportunities Fund and the Bond Income Strategy Fund are permitted to invest in Brady Bonds, which are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank debt. See "Non-U.S. Securities" in the SAI.

---------------------------------------------------
                        INVESTMENT GRADE DEBT SECURITIES

    Each Fund is permitted to invest in debt securities rated within the four highest rating categories (i.e., Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P), or, if unrated, securities of comparable quality as determined by HIMCO or Wellington Management. These securities are generally referred to as "investment grade securities." Each rating category has within it different gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, HIMCO or Wellington Management will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (i.e., "Baa" by Moody's and "BBB" by S&P), and unrated securities of comparable quality (as determined by HIMCO or Wellington Management) are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories.

---------------------------------------------------
                      HIGH YIELD-HIGH RISK DEBT SECURITIES

    The Small Company Fund, Capital Appreciation Fund, International Opportunities Fund, Stock Fund, Dividend and Growth Fund and Advisers Fund each may invest up to 5% of its assets in high yield debt securities (i.e., rated as low as "C" by Moody's or "CC" by S&P, and unrated securities of comparable quality as determined by Wellington Management). The Bond Income Strategy Fund may invest up to 30% of its assets in securities rated in the highest level below investment grade ("Ba" by Moody's or "BB" by S&P) or if unrated, determined to be of comparable quality by HIMCO. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds". Each rating category has within it different gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, HIMCO or Wellington Management will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Securities in the rating categories below "Baa" as determined by Moody's and "BBB" as determined by S&P are considered to be of poor standing and predominantly speculative. The rating services' descriptions of securities are set forth in the SAI. High yield-high risk securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a Fund with a commensurate effect on the value of the Fund's shares.

---------------------------------------------------
                  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

    The Advisers Fund and the Bond Income Strategy Fund may invest in mortgage-backed securities and the Advisers Fund, Bond Income Strategy Fund and Money Market Fund may invest in asset-backed securities. Mortgage-backed securities represent a participation in, or are secured by, mortgage loans and include securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; securities issued by private issuers that represent an interest in, or are collateralized by, mortgage-backed securities issued or guaranteed by the U.S. Government or one or its agencies or instrumentalities; or securities issued by private issuers that represent an interest in or are collateralized by mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements.

    Due to the risk of prepayment, especially when interest rates decline, mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates and, as a result, may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

    Up to 25% of the value of the Bond Income Strategy Fund's total assets may be applied to mortgage dollar roll transactions. In a mortgage dollar roll a fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will engage in "covered rolls" or, if not covered, the Fund will establish a segregated account with the Company's custodian consisting of cash, U.S.

ITT HARTFORD MUTUAL FUNDS                                                     11
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Government securities and other liquid, high quality debt securities. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

---------------------------------------------------
                               EQUITY SECURITIES

    All Funds except the Money Market Fund and Bond Income Strategy Fund may invest all or a portion of their assets in equity securities including common stocks, preferred stocks, convertible preferred stock and rights to acquire such securities. In addition, these Funds may invest in securities such as bonds, debentures and corporate notes which are convertible into common stock at the option of the holder. The Bond Income Strategy Fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The Bond Income Strategy Fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities.

---------------------------------------------------
                        SMALL CAPITALIZATION SECURITIES

    All Funds except the Money Market Fund and Bond Income Strategy Fund may invest in equity securities which have less than $2 billion in market capitalization ("Small Capitalization Securities"). Because the issuers of Small Capitalization Securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources. As a result, Small Capitalization Securities are often less marketable and experience a higher level of price volatility than securities of larger or more well-established companies.

---------------------------------------------------
                              NON-U.S. SECURITIES

    Under normal circumstances the International Opportunities Fund intends to invest at least 65% of its assets in securities issued by non-U.S. companies ("non-U.S. securities"). In addition, the International Opportunities Fund may invest in commingled pools offered by non-U.S. banks. Each other Fund is permitted to invest up to 20% of its assets, and the Money Market Fund and Bond Income Strategy Fund are permitted to invest up to 25% and 30% of their assets, in non-U.S. securities. The Bond Income Strategy Fund intends to purchase securities denominated in U.S. dollars, or if not so denominated, to use currency transactions to reflect U.S. dollar valuation at the time of purchase or while the security is held by the Fund. Each Fund except the Money Market Fund and the Bond Income Strategy Fund may invest in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive non-U.S. securities. ADRs are traded on a U.S. securities exchange, or in an over-the-counter market, and are denominated in U.S. dollars. GDRs are certificates issued globally and evidence a similar ownership arrangement. GDRs are traded on non-U.S. securities exchanges and are denominated in non-U.S. currencies. The value of an ADR or a GDR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise will involve risks associated with investing in non-U.S. securities.

    When selecting non-U.S. securities HIMCO or Wellington Management will evaluate the economic and political climate and the principal securities markets of the country in which the company is located. Investing in non-U.S. securities involves considerations and potential risks not typically associated with investing in securities issued by U.S. companies. Less information may be available about non-U.S. companies than about U.S. companies and non-U.S. companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. companies. The values of non-U.S. securities are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of non-U.S. currencies, application of non-U.S. tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or outside the U.S.) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. Although the International Opportunities Fund will focus on companies that operate in established markets, from time to time the Fund may invest up to 25% of its assets in companies located in emerging countries. Compared to the United States and other developed countries, developing countries may have relatively, unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. See the SAI for additional risk disclosure concerning non-U.S. securities.

---------------------------------------------------
                             CURRENCY TRANSACTIONS

    Each Fund, except the Money Market Fund, may engage in currency transactions to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, currency swaps, exchange-listed and over-the-counter ("OTC") currency futures contracts and options thereon and exchange listed and OTC options on currencies.

    Forward currency contracts involve a privately negotiated obligation to purchase or sell a specific currency at a

12                                                     ITT HARTFORD MUTUAL FUNDS
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future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency swaps are agreements to exchange cash flows based on the notional difference between or among two or more currencies. See "Swap Agreements."

    The use of currency transactions to protect the value of a Fund's assets against a decline in the value of a currency does not eliminate potential losses arising from fluctuations in the value of the Fund's underlying securities. Further, the Funds may enter into currency transactions only with counterparties that HIMCO or Wellington Management deem to be creditworthy.

    The Funds may also enter into options and futures contracts relative to foreign currency to hedge against fluctuations in foreign currency rates. See "Options and Futures Contracts" for a discussion of risk factors relating to foreign currency transactions including related options and futures contracts.

---------------------------------------------------
                         OPTIONS AND FUTURES CONTRACTS

    Each Fund, except the Money Market Fund, may employ certain hedging, income enhancement and risk management techniques involving options and futures contracts, though such techniques may result in losses to the Fund. The Funds may write covered call options or purchase put and call options on individual securities, write covered put and call options and purchase put and call options on foreign currencies, aggregates of equity and debt securities, indices of prices of equity and debt securities and other financial indices, and enter into futures contracts and options thereon for the purchase or sale of aggregates of equity and debt securities, indices of equity and debt securities and other financial indices.

    A Fund may write covered options only. "Covered" means that, so long as a Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date not earlier than the expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash, U.S. Government securities or other liquid, high grade debt obligations having a value equal to the fluctuating market value of the optioned securities or currencies. A Fund receives a premium from writing a call or put option, which increases the Fund's return if the option expires unexercised or is closed out at a net profit.

    To hedge against fluctuations in currency exchange rates, these Funds may purchase or sell foreign currency futures contracts, and write put and call options and purchase put and call options on such futures contracts. To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies that are traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), in each case that are not for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those non-hedging positions may not exceed 5% of the liquidation value of Fund's portfolio, after taking into account the unrealized profits and unrealized losses on any such contracts the Fund has entered into.

    A Fund's use of options, futures and options thereon and forward currency contracts (as described under "Currency Transactions") would involve certain investment risks and transaction costs to which it might not be subject were such strategies not employed. Such risks include: (1) dependence on the ability of HIMCO or Wellington Management to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sections and movements in interest rates and currency markets; (2) imperfect correlation between movements in the price of the securities or currencies hedged or used for cover; (3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which a Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract, option thereon or forward contract at any particular time, which may affect a Fund's ability to establish or close out a position; (5) possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of a Fund's assets to cover its obligations; and (6) the possible need to defer closing out certain options, futures contracts, options thereon and forward contracts in order to continue to qualify for the beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code (the "Code"). See the SAI for additional information on options and futures contracts. Options and futures contracts are commonly known as "derivative" securities.

---------------------------------------------------
                                SWAP AGREEMENTS

    Each Fund, except the Money Market Fund, may enter into interest rate swaps, currency swaps, equity swaps and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

ITT HARTFORD MUTUAL FUNDS                                                     13
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    In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

    Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the Fund's exposure to rising interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. Swap agreements are commonly known as "derivative" securities.

    The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of a Fund's portfolio securities and depends on HIMCO's or Wellington Management's ability to predict correctly the direction and degree of movement in interest rates. Although the Funds believe that the use of the hedging and risk management techniques described above will benefit the Funds, if HIMCO's or Wellington Management's judgment about the direction or extent of the movement in interest rates is incorrect, a Fund's overall performance would be worse than if it had not entered into any such transactions. These activities are commonly used when managing derivative investments.

---------------------------------------------------
                              ILLIQUID SECURITIES

    Each Fund is permitted to invest up to 15% of its net assets in illiquid securities except the Money Market Fund which may invest up to 10% of its net assets in such securities. "Illiquid Securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a Fund's net asset value. Each Fund may purchase certain restricted securities commonly known as Rule 144A securities that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines of the Board of Directors.

    Under current interpretations of the SEC Staff, the following securities may be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which a Fund may invest that are not readily marketable.

---------------------------------------------------
                  WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

    Each Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Funds generally purchase securities on a when-issued basis with the intention of acquiring the securities, the Funds may sell the securities before the settlement date if HIMCO or Wellington Management deems it advisable. At the time a Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining net asset value. At the time of delivery of the securities, the value may be more or less than the purchase price.

---------------------------------------------------
                           OTHER INVESTMENT COMPANIES

    Each Fund is permitted to invest in other investment companies. Securities in certain countries are currently accessible to the Funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. A Fund will not purchase a security if, as a result, (1) more than 10% of the Fund's assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund or (3) more than 5% of the Fund's assets would be invested in any one such investment company.

---------------------------------------------------
                          PORTFOLIO SECURITIES LENDING

    Each Fund may lend its portfolio securities to broker/ dealers and other institutions as a means of earning interest income. Delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities. A Fund may lend securities only if:
(1) the loan is fully secured by appropriate collateral at all times as determined by HIMCO; and (2) the value of all loaned securities of the Fund is not more than 33 1/3% of the Fund's total assets.

---------------------------------------------------
                               OTHER RISK FACTORS

    As mutual funds that primarily invest in equity and/or debt securities, each Fund is subject to market risk, i.e., the possibility that equity and/or debt prices in general will

14                                                     ITT HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

decline over short or even extended periods of time. The financial markets tend to be cyclical, with periods when security prices generally rise and periods when security prices generally decline. The value of the debt securities in which the Funds invest will tend to increase when interest rates are falling and to decrease when interest rates are rising.

    No Fund should be considered to be a complete investment program in and of itself. Each prospective purchaser should take into account his or her own investment objectives as well as his or her other investments when considering the purchase of shares of any Fund.

    There can be no assurance that the investment objectives of the Funds will be met. In addition, the risk inherent in investing in the Funds is common to any security -- the net asset value will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the underlying portfolio securities held by each Fund. One or more of the Funds may experience high portfolio turnover (i.e. over 100%). See Portfolio Turnover.

    In pursuit of a Fund's investment objective, HIMCO and Wellington Management attempt to select appropriate individual securities for inclusion in a Fund's portfolio. In addition, HIMCO and Wellington Management attempt to successfully forecast market trends and increase investments in the types of securities best suited to take advantage of such trends. Thus, the investor is dependent on HIMCO or Wellington Management's success not only in selecting individual securities, but also in identifying the appropriate mix of securities consistent with a Fund's investment objective.

---------------------------------------------------
                             INVESTMENT LIMITATIONS

    The Funds have adopted certain limitations in an attempt to reduce their exposure to specific situations. Some of these limitations are that each Fund will not:

(a) invest more than 25% of its assets in any one industry;

(b) borrow money, except from banks, and then only in amounts not exceeding 33 1/3% of the value of a Fund's total assets (although for purposes of this restriction reverse repurchase agreements are not considered borrowings, as a non-fundamental operating policy each Fund will limit combined borrowings and reverse repurchase transactions to 33 1/3% of the value of a Fund's total assets);

(c) with respect to 75% of the value of each Fund's total assets, purchase the securities of any issuer (other than cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities) if:

    (1) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

    (2) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

    These investment restrictions are considered at the time investment securities are purchased. The limitations described above, except as noted under
(b), and those listed under Fundamental Restrictions of the Funds in the SAI, are considered fundamental and as such can only be changed with the approval of a majority of each Fund's shareholders.

---------------------------------------------------
                            PERFORMANCE OF THE FUNDS

    The figures set forth below reflect each Fund's total return for the period from July 22, 1996 to November 30, 1996. These figures are based on the actual performance of the Funds. The Hartford has voluntarily agreed to limit certain Fund expenses. Without this agreement total return figures would have been lower. Past performance is not necessarily indicative and is no guarantee of future performance of the Funds.

                                        CLASS A SHARES            CLASS B SHARES
                                   ------------------------  ------------------------
                                      WITH        WITHOUT       WITH        WITHOUT
                                      SALES        SALES        SALES        SALES
                                     CHARGE      CHARGE(1)     CHARGE      CHARGE(1)
                                   -----------  -----------  -----------  -----------
Small Company Fund...............        8.39%       14.70%        9.50%       14.50%
Capital Appreciation Fund........       25.31%       32.60%       27.30%       32.30%
International Opportunities
 Fund............................        1.30%        7.20%        2.00%        7.00%
Stock Fund.......................       11.79%       18.30%       13.00%       18.00%
Dividend and Growth Fund.........        9.90%       16.30%       11.00%       16.00%
Advisers Fund....................        7.73%       14.00%        8.80%       13.80%
Bond Income Strategy Fund........        1.67%        6.46%        1.17%        6.17%
Money Market Fund................        1.62%        1.62%      N/A          N/A

------------------------

(1)Certain persons may purchase Class A Shares that are not subject to the Class A Initial Sales Charge (see "Waiver of Class A Initial Sales Charge" in this Prospectus) and certain other persons may purchase Class A Shares subject to less than the maximum Initial Sales Charge (see "Reduced Sales Charges for Class A Share Purchases" in this Prospectus).

----------------------------------------------------------------
                       PRIOR PERFORMANCE OF SIMILAR FUNDS

    Because the Funds commenced operations in July, 1996 they have limited operating history and performance. However, the Capital Appreciation Fund, International Opportunities Fund, Stock Fund, Dividend and Growth Fund, Advisers Fund and Money Market Fund are modeled after existing funds (the "Insurance Funds") that are managed by HIMCO or Wellington Management and have investment objectives and policies substantially similar to the corresponding Funds. The Insurance Funds are used as investment vehicles for the assets of variable annuity and variable life insurance contracts issued by ITT Hartford affiliates.

    Below you will find information about the performance of the Insurance Funds. Although the six comparable Funds

ITT HARTFORD MUTUAL FUNDS                                                     15
--------------------------------------------------------------------------------

discussed above have substantially similar investment objectives and policies, the same investment adviser and sub-adviser and the same portfolio managers as the Insurance Funds, you should not assume that the Funds offered by this Prospectus will have the same future performance as the Insurance Funds. For example, any Fund's future performance may be greater or less than the performance of the corresponding Insurance Fund due to, among other things, differences in expenses and cash flows between a Fund and the corresponding Insurance Fund.

    The investment characteristics of each Fund listed below will closely resemble the investment characteristics of the corresponding Insurance Fund. Depending on the Fund involved, similarity of investment characteristics may involve factors such as industry diversification, country diversification, portfolio beta, portfolio quality, average maturity of fixed-income assets, equity/non-equity mixes, and individual holdings.

    Certain Funds do have differences from their corresponding Insurance Fund none of which HIMCO or Wellington Management believe would cause a significant change in investment results. Investors may note the following differences:

1.  The Capital Appreciation Fund, Stock Fund and
    Advisers Fund may each invest up to 15% of their assets in illiquid securities. The corresponding Insurance Fund may invest only 10% of its assets in illiquid securities.

2. The Dividend and Growth Fund, the Stock Fund and the Advisers Fund may invest 5% of their assets in debt securities that are rated below investment grade by Moody's or S&P (or are of comparable quality as determined by Wellington Management). Their corresponding Insurance Funds may not invest any of their assets in debt securities rated below investment grade.

3. Each Fund may borrow money in amounts not to exceed 33 1/3% of the value of its total assets. The Insurance Funds' International Opportunities Fund, Dividend and Growth Fund and each other corresponding fund may borrow up to 20%, 15% and 5% of their respective assets.

    The table below sets forth each Fund, and its corresponding Insurance Fund, its inception date and asset size as of November 30, 1996:

                                        CORRESPONDING INSURANCE FUND
 FUND                                  (INCEPTION DATE AND ASSET SIZE)
 ----------------------------------------------------------------------------
 Capital Appreciation........... Hartford Capital Appreciation Fund, Inc.
                                 (April 2, 1984) $3,336,685,505

 International Opportunities.... Hartford International Opportunities Fund,
                                 Inc. (July 2, 1990)
                                 $974,700,504

 Stock.......................... Hartford Stock Fund, Inc. (August 31, 1977)
                                 $3,025,849,553

 Dividend and Growth............ Hartford Dividend and Growth Fund, Inc.
                                 (March 8, 1994) $845,785,858

 Advisers....................... Hartford Advisers Fund, Inc. (March 31, 1983)
                                 $5,944,631,324

 Money Market................... HVA Money Market Fund, Inc. (June 30, 1980)
                                 $453,490,794

    The following four tables show the average annualized total returns for the Insurance Funds for the one, three, five and ten year (or life of the Insurance Fund, if shorter) periods ended November 30, 1996. These figures are based on the actual gross investment performance of the Insurance Funds. From the gross investment performance figures, the maximum Total Fund Operating Expenses reflected in the fee table on page 3 are deducted to arrive at the net return. The first table for each Class shown reflects a deduction for the maximum applicable sales charge, while the second table for each Class shown reflects no deduction for sales charges. Performance figures will be lower when sales charges are taken into effect.

16                                                     ITT HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

---------------------------------------------------
                  ASSUMING CLASS A SHARE TOTAL FUND OPERATING
                  EXPENSES AND THE MAXIMUM INITIAL SALES LOAD
                          APPLICABLE TO CLASS A SHARES

                                                                                                  10 YEARS
INSURANCE FUND                                                                                    OR SINCE
(INCEPTION DATE)                                              1 YEAR      3 YEARS     5 YEARS     INCEPTION
                                                              -------     -------     -------     ---------
Hartford Capital Appreciation Fund, Inc.....................   13.90%      15.15%      18.85%       15.25%
(April 2, 1984)
Hartford International Opportunities Fund, Inc..............    8.12%       8.19%       9.18%        5.87%
(July 2, 1990)
Hartford Stock Fund, Inc....................................   20.59%      16.03%      15.91%       13.04%
(August 31, 1977)
Hartford Dividend and Growth Fund, Inc......................   20.18%       N/A         N/A         18.76%
(March 8, 1994)
Hartford Advisers Fund, Inc.................................   12.98%      11.51%      11.97%       11.08%
(March 31, 1983)
HVA Money Market Fund, Inc..................................    4.58%       4.32%       3.75%        5.35%
(June 30, 1980)

---------------------------------------------------
                  ASSUMING CLASS A SHARE TOTAL FUND OPERATING
                     EXPENSES WITH NO INITIAL SALES LOAD(1)

                                                                                                  10 YEARS
INSURANCE FUND                                                                                    OR SINCE
(INCEPTION DATE)                                              1 YEAR      3 YEARS     5 YEARS     INCEPTION
                                                              -------     -------     -------     ---------
Hartford Capital Appreciation Fund, Inc.....................   20.53%      17.34%      20.20%       15.91%
(April 2, 1984)
Hartford International Opportunities Fund, Inc..............   14.42%      10.25%      10.42%        6.80%
(July 2, 1990)
Hartford Stock Fund, Inc....................................   27.61%      18.23%      17.23%       13.68%
(August 31, 1977)
Hartford Dividend and Growth Fund, Inc......................   27.18%       N/A         N/A         21.25%
(March 8, 1994)
Hartford Advisers Fund, Inc.................................   19.56%      13.63%      13.25%       11.71%
(March 31, 1983)
HVA Money Market Fund, Inc..................................    4.58%       4.32%       3.75%        5.35%
(June 30, 1980)

------------------------

(1)Certain persons may purchase Class A Shares that are not subject to the Class A Initial Sales Charge (see "Waiver of Class A Initial Sales Charge" in this Prospectus) and certain other persons may purchase Class A Shares subject to less than the maximum Initial Sales Charge (see "Reduced Sales Charges for Class A Share Purchases" in this Prospectus).

---------------------------------------------------
                  ASSUMING CLASS B SHARE TOTAL FUND OPERATING
                   EXPENSES AND REDEMPTION AT THE END OF THE
                             APPLICABLE TIME PERIOD

                                                                                                  10 YEARS
INSURANCE FUND                                                                                    OR SINCE
(INCEPTION DATE)                                              1 YEAR      3 YEARS     5 YEARS     INCEPTION
                                                              -------     -------     -------     ---------
Hartford Capital Appreciation Fund, Inc.....................   14.70%      15.79%      19.18%       15.11%
(April 2, 1984)
Hartford International Opportunities Fund, Inc..............    8.63%       8.64%       9.38%        5.95%
(July 2, 1990)
Hartford Stock Fund, Inc....................................   21.74%      16.69%      16.21%       12.89%
(August 31, 1977)
Hartford Dividend and Growth Fund, Inc......................   21.31%       N/A         N/A         19.61%
(March 8, 1994)
Hartford Advisers Fund, Inc.................................   13.74%      12.06%      12.21%       10.94%
(March 31, 1983)
HVA Money Market Fund, Inc..................................    N/A         N/A         N/A          N/A
(June 30, 1980)

---------------------------------------------------
                  ASSUMING CLASS B SHARE TOTAL FUND OPERATING
                    EXPENSES AND NO REDEMPTION AT THE END OF
                           THE APPLICABLE TIME PERIOD

                                                                                                  10 YEARS
INSURANCE FUND                                                                                    OR SINCE
(INCEPTION DATE)                                              1 YEAR      3 YEARS     5 YEARS     INCEPTION
                                                              -------     -------     -------     ---------
Hartford Capital Appreciation Fund, Inc.....................   19.70%      16.53%      19.37%       15.11%
(April 2, 1984)
Hartford International Opportunities Fund, Inc..............   13.63%       9.48%       9.65%        6.06%
(July 2, 1990)
Hartford Stock Fund, Inc....................................   26.74%      17.42%      16.43%       12.89%
(August 31, 1977)
Hartford Dividend and Growth Fund, Inc......................   26.31%       N/A         N/A         20.41%
(March 8, 1994)
Hartford Advisers Fund, Inc.................................   18.74%      12.85%      12.47%       10.94%
(March 31, 1983)
HVA Money Market Fund, Inc..................................    N/A         N/A         N/A          N/A
(June 30, 1980)

ITT Hartford Mutual Funds                                                     17
--------------------------------------------------------------------------------

-------------------------------------------
                     CERTAIN INFORMATION ABOUT PERFORMANCE

    From time to time, a Fund's yield and total return may be included in advertisements, sales literature, or shareholder reports. In addition, the Company may advertise the effective yield of the Money Market Fund. All figures are based upon historical earnings and are not intended to indicate future performance.

    The "yield" of a Fund refers to the annualized net income generated by an investment in that Fund over a specified 30-day period (7-day period for the Money Market Fund). The effective yield is calculated similarly, but, when annualized, the income earned by an investment in that Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

    The "total return" of a Fund refers to the average annual rate of return of an investment in the Fund. This figure is computed by calculating the percentage change in the value of an investment of $1,000, assuming reinvestment of all income dividends and capital gain distributions, to the end of a specified period. "Total return" quotations reflect the performance of the Fund and include the effect of capital changes.

    Further information about the performance of the Funds will be contained in the Funds' annual reports to shareholders, which you may obtain without charge by writing to the Funds' address or calling the telephone number set forth on the cover page of this Prospectus.

---------------------------------------------------
                               ABOUT YOUR ACCOUNT

--------------------------------
                               HOW TO BUY SHARES

    You may purchase shares from any broker-dealer that has a selling agreement with Hartford Securities Distribution Company, Inc. (the "Distributor"). In addition, an account may be opened for the purchase of shares of a Fund by mailing to the ITT Hartford Mutual Funds, Inc., P.O. Box 8416, Boston, MA 02266-8416, a completed account application and a check, payable to the ITT Hartford Mutual Funds. Or you may telephone 1-888-843-7824 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed application.

    Purchase orders for all Funds are accepted only on a regular business day as defined below. Orders for shares received by Boston Financial Data Services, Inc., (the "Transfer Agent") on any business day prior to the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) will receive that day's offering price. Orders received by the Transfer Agent after such time but prior to the close of business on the next business day will receive the next business day's offering price which is net asset value plus any applicable sales charge. If you purchase shares through a broker-dealer, your broker is responsible for forwarding payment promptly to the Transfer Agent. With respect to shares of the Money Market Fund, orders shall not be deemed received until the Transfer Agent receives Federal funds. A "business day" is any day on which the NYSE is open for business. It is anticipated that the NYSE will be closed Saturdays and Sundays and on days on which the NYSE observes New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Each Fund and the Distributor or Transfer Agent reserves the right to reject any order for the purchase of a Fund's shares. The Company reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the placement of the order.

    If the Transfer Agent deems it appropriate, additional documentation or verification of authority may be required and an order will not be deemed received unless and until such additional documentation of verification is received by the Transfer Agent.

    Your initial purchase amount for each Fund must be at least $1,000, except for purchases made by employees of The Hartford, Wellington Management and broker-dealer wholesalers and their affiliates and investors using periodic investment plans, for which the minimum may be waived, and except for participants in employer-sponsored tax qualified retirement plans for which the minimum is $250. There is a $100 minimum amount for subsequent purchases ($25 for participants in employer-sponsored tax qualified retirement plans) except as referenced above.

    For an initial purchase of shares by wire, you must first telephone the Transfer Agent at 1-888-843-7824 between the hours of 8:00 A.M. and 4:00 P.M. (Eastern Time) on a regular business day as defined above to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and the wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to: ABA #011000028, State Street Bank & Trust Company, Boston, MA, Account #: 9905-205-2, FBO: ITT Hartford Funds, Fund Name and Class, Shareholder Account Number, Shareholder Name. If you arrange for receipt by the Transfer Agent of federal funds prior to the close of trading (currently 4:00 P.M., Eastern Time) of the NYSE on a regular business day as defined above, you will receive that day's offering price. Your bank may charge for these services. Presently there is no fee for receipt by the Transfer Agent of Federal funds wired, but the right to charge for this service is reserved.

18                                                     ITT HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

    Each Fund except the Money Market Fund offers investors three different classes of shares -- Class A, Class B and Class Y. The Money Market Fund offers Class A and Class Y shares only. Class A and Class B shares are offered by this prospectus. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. All share purchase orders that fail to specify a class will be invested in Class A shares.

    PURCHASES OF CLASS A SHARES.

    Class A shares are sold subject to an initial sales load the amount of which decreases as the amount of funds invested increases. In addition, the initial sales load is waived entirely for investments in excess of $1 million and for certain categories of investors (as described below). Any portion of any applicable sales charge may be retained by the Distributor or allocated to your broker-dealer as commission. There is no initial sales charge for shares of the Money Market Fund. The current sales charge rates and commissions paid to dealers and brokers are as follows:

---------------------------------------------------
                    SMALL COMPANY FUND, CAPITAL APPRECIATION
                    FUND, INTERNATIONAL OPPORTUNITIES FUND,
                     STOCK FUND, DIVIDEND AND GROWTH FUND,
                               AND ADVISERS FUND

                                                      FRONT-END       FRONT-END
                                                    SALES CHARGE    SALES CHARGE
                                                        AS A            AS A        COMMISSION AS
                                                     PERCENTAGE      PERCENTAGE     PERCENTAGE OF
                                                     OF OFFERING      OF AMOUNT       OFFERING
AMOUNT OF PURCHASE                                      PRICE         INVESTED          PRICE
--------------------------------------------------  -------------   -------------   -------------
Less than $50,000.................................       5.50%           5.82%           4.75%
$50,000 or more but less than $100,000............       4.50%           4.71%           4.00%
$100,000 or more but less than $250,000...........       3.50%           3.63%           3.00%
$250,000 or more but less than $500,000...........       2.50%           2.56%           2.00%
$500,000 or more but less than $1 million.........       2.00%           2.04%           1.75%
$1 million or more................................          0%              0%              0%

---------------------------------------------------
                         THE BOND INCOME STRATEGY FUND

                                                      FRONT-END       FRONT-END
                                                    SALES CHARGE    SALES CHARGE
                                                        AS A            AS A        COMMISSION AS
                                                     PERCENTAGE      PERCENTAGE     PERCENTAGE OF
                                                     OF OFFERING      OF AMOUNT       OFFERING
AMOUNT OF PURCHASE                                      PRICE         INVESTED          PRICE
--------------------------------------------------  -------------   -------------   -------------
Less than $50,000.................................       4.50%           4.71%           3.75%
$50,000 or more but less than $100,000............       4.00%           4.17%           3.50%
$100,000 or more but less than $250,000...........       3.50%           3.63%           3.00%
$250,000 or more but less than $500,000...........       2.50%           2.56%           2.00%
$500,000 or more but less than $1 million.........       2.00%           2.04%           1.75%
$1 million or more................................          0%              0%              0%

    The Distributor reserves the right to remit the entire amount of the sales commission to broker-dealers. The Distributor may pay dealers of record commissions on purchases over $1 million an amount equal to the sum of 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of share purchases over $5 million. In addition, the distributor may provide compensation to dealers of record for shares purchased without a sales charge under circumstances described in "Waiver of Class A Initial Sales Charge."

    The Distributor may provide promotional incentives including cash compensation in excess of the applicable sales charge to certain broker-dealers whose representatives have sold or are expected to sell significant amounts of shares of one or more of the Funds. Other programs may provide, subject to certain conditions, additional compensation to broker-dealers based on a combination of aggregate shares sold and increases of assets under management. All of the above payments will be made by the Distributor or its affiliates out of their own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

    CLASS A CONTINGENT DEFERRED SALES CHARGE.

    There is no initial sales charge on purchases of Class A shares of any one or more of the Funds aggregating $1 million, on Class A shares purchased through certain employer-sponsored tax qualified retirement plans and in certain instances as described below. However, if you redeem such Class A shares within 18 months of purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") will be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the aggregate net asset value of the lesser of (1) the redeemed shares at the time of redemption (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original cost of the redeemed shares.

    In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

    No Class A contingent deferred sales charge is charged on exchanges of such shares under the Fund's Exchange Privilege (described below). However, if the Class A shares acquired by exchange are redeemed within 18 months of purchase of the exchanged shares (i.e. the Class A shares purchased without an initial sales charge), the Class A contingent deferred sales charge will apply.

ITT HARTFORD MUTUAL FUNDS                                                     19
--------------------------------------------------------------------------------

    REDUCED SALES CHARGES FOR CLASS A SHARE PURCHASES.

    You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

    COMBINED PURCHASES.

    You may aggregate purchases of shares of the Funds with the purchases of the other persons listed below to achieve discounts in the applicable sales charges. The sales charge applicable to a current purchase of Class A shares of each Fund by a person listed below is determined by adding the value of Class A shares to be purchased to the aggregate value (at current net asset value) of all shares of any of the other Funds in the Company and shares of the Money Market Fund previously purchased and then owned. In addition, if you are a natural owner of an ITT Hartford Director variable annuity or variable life contract ("Qualified Contracts"), and you notify your broker that you own one or more Qualified Contracts, the current cash value of such contract will be aggregated with your shares to determine your sales charge. The Transfer Agent must be notified by you or your broker-dealer each time a qualifying purchase is made.

    Qualifying investments include those by you and members of your family, if all parties are purchasing Class A shares for their own account(s), which may include tax qualified plans, such as an IRA, or by a company solely controlled by such individuals as defined in the 1940 Act. Reduced sales charges also apply to purchases by a trustee or other fiduciary if the investment is for a single trust, estate or single fiduciary account, including pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under the Code. Reduced sales charges apply to combined purchases by qualified employee benefit plans of a single corporation, or of corporations affiliated with each other in accordance with the 1940 Act. Purchases made for nominee or street name accounts (securities held in the name of a broker or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

    RIGHTS OF ACCUMULATION.

    The sales charge for new purchases of Class A shares of a Fund will be determined by aggregating the net asset value of all the Funds (and current value of Qualified Contracts assuming proper notification as discussed under "Combined Purchases" above) owned by the shareholder at the time of the new purchase. The rules listed under Combined Purchases may apply. You must identify on the account application all accounts to be linked for Rights of Accumulation.

    LETTER OF INTENT.

    You may reduce your sales charge on all investments by meeting the terms of a letter of intent, a non-binding commitment to invest a certain amount within a 13-month period. Your existing holdings in the Company may also be combined with the investment commitment set forth in the letter of intent to further reduce your sales charge. Up to 5% of the letter amount will be held in escrow to cover additional sales charges which may be due if your total investments over the letter period are not sufficient to qualify for a sales charge reduction. See SAI and the account application for further details.

    WAIVER OF CLASS A INITIAL SALES CHARGE.

    No sales charge is imposed on sales of Class A shares to certain investors. However, in order for the following sales charge waivers to be effective, the Transfer Agent must be notified of the waiver when the purchase order is placed. The Transfer Agent may require evidence of your qualification for the waiver. No sales charge is imposed on the following investors: (1) any purchase of $1 million or more in the Funds, (2) present or former officers, directors and employees (and their families) of the Company, The Hartford, Wellington Management, Transfer Agent and their affiliates, and retirement plans established by them for their employees if purchased directly through the Transfer Agent, (3) any participant in a tax qualified retirement plan provided that the total initial amount invested by the plan totals $500,000 or more, the plan has 50 or more employees eligible to participate at the time of purchase, or the plan certifies that it will have projected annual contributions of $200,000 or more; (4) dealers, brokers and wholesalers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees; (5) employees and registered representatives (and their parents, spouses and dependent children) of dealers, brokers and wholesalers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's parents, spouse or minor children); (6) one or more members of a group of at least 100 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons pursuant to a marketing program between the Distributor and such group; or (7) dealers, brokers, registered investment advisers or third party administrators or consultants that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. The Class A Contingent Deferred Sales Charge may apply to categories 1, 3, 6 and 7 above.

    Additionally, no sales charge is imposed on shares that are (a) issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is

20                                                     ITT HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

a party, (b) purchased by the reinvestment of loan repayments by a participant in retirement plans, (c) purchased by the reinvestment of dividends or other distributions reinvested from a Fund, or (d) purchased and paid for with the proceeds of shares redeemed in the prior 60 days from a mutual fund on which an initial sales charge or contingent deferred sales charge was paid (other than a fund managed by HIMCO or any of its affiliates).

    WAIVER OF CLASS A CONTINGENT DEFERRED SALES CHARGE.

    The Class A contingent deferred sales charge is also waived if shares are redeemed, and the Transfer Agent is notified, in the following cases: (1) for retirement distributions or loans to participants or beneficiaries from qualified retirement plans, deferred compensation plans or other employee benefit plans, (2) to return excess contributions made to employer sponsored tax qualified retirement plans, (3) to make Systematic Withdrawal Plan payments that are limited to no more than 10% of the original account value annually, (4) involuntary redemptions of shares by operation of law or under the procedures set forth in the Company's Articles of Incorporation or adopted by the Board of Directors, (5) in connection with retirement plans: (i) following the death or disability (as defined in the Code) of the participant or beneficiary (the death or disability must have occurred after the account was established); (ii) hardship withdrawals; (iii) distributions pursuant to a Qualified Domestic Relations Order, as defined in the Code; (iv) minimum distributions as required by section 401(a)(9) of the Code; (v) substantially equal periodic payments as described in Section 72(t) of the Code, and (vi) separation from service, or (6) for investors described under items 2, 4 and 5 above under "Waiver of Class A Initial Sales Charge."

    DISTRIBUTION AND SERVICE PLAN FOR CLASS A SHARES.

    The Fund has adopted a Distribution and Service Plan for Class A shares to compensate the Distributor for the distribution of Class A shares and servicing the accounts of Class A shareholders. The Plan provides for periodic payments to brokers who provide services to accounts that hold Class A shares and for promotional and other sales related costs. The Distributor is compensated at an annual rate that may not exceed 0.35% of the average daily net asset value of Class A shares of the Fund some or all of which may be remitted to brokers. Up to .25% of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. The Rule 12b-1 fee for each Fund has been voluntarily capped at .30% through July 1, 1997. The cap may be removed at any time after such date.

    PURCHASES OF CLASS B SHARES.

    Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions and may be waived under certain circumstances. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class B contingent deferred sales charge is paid to the Distributor to reimburse expenses incurred in providing distribution-related services to the Fund in connection with the sale of Class B shares and some or all of the charge may be remitted to brokers. Because in most cases it is more advantageous for an investor to purchase Class A shares for amounts in excess of $500,000, orders for amounts of $500,000 or greater will be considered purchases of Class A shares.

    To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period.

    The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

                                                  CONTINGENT DEFERRED
                                                  SALES CHARGE AS A %
REDEMPTION DURING:                                OF NET ASSET VALUE
----------------------------------------------  -----------------------
1st year after purchase.......................              5.0%
2nd year after purchase.......................              4.0%
3rd year after purchase.......................              3.0%
4th year after purchase.......................              3.0%
5th year after purchase.......................              2.0%
6th year after purchase.......................              1.0%
7th year after purchase.......................               None

    In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

    WAIVERS OF CLASS B SALES CHARGE.

    The Class B contingent deferred sales charge will be waived if the shareholder requests it for any of the following redemptions: (1) to make distributions under a Systematic Withdrawal Plan for no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), (2) redemptions from accounts following the death or disability of the shareholder (the disability must have occurred after the account was established and you must provide evidence of a determination of disability by the Social Security Administration), (3) redemptions made to effect distributions from an Individual Retirement Account either before or after age 59 1/2,

ITT HARTFORD MUTUAL FUNDS                                                     21
--------------------------------------------------------------------------------

as long as the distributions are based on your life expectancy or the joint-and-last survivor life expectancy of you and your beneficiary and such distributions are free from penalty under the Code, (4) redemptions made to effect mandatory distributions under the Code after age 70 1/2 from a tax-deferred retirement plan, (5) redemptions made to effect distributions to participants or beneficiaries from certain employer-sponsored retirement plans, including those qualified under Section 401(a) of the Code, custodial accounts under Section 403(b)(7) of the Code and deferred compensation plans under
Section 457 of the Code. The waiver also applies to certain returns of excess contributions made to these plans. In all cases, the distributions must be free from penalty under the Code. The contingent deferred sales charge is also waived on Class B shares in the following cases: (i) shares issued in plans of reorganization to which the Fund is a party; or (ii) shares redeemed in involuntary redemptions as described below.

    AUTOMATIC CONVERSION OF CLASS B SHARES.

    96 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the higher asset-based sales charge that otherwise applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. Under Section 1036 of the Code, the automatic conversion of Class B shares will not result in a gain or loss to the Fund or to affected shareholders. For purposes of this conversion feature, any time during which an investor holds shares of the Money Market Fund which were acquired by exchanging Class B shares, will not be counted towards the 96 month holding period.

    DISTRIBUTION AND SERVICE PLAN FOR CLASS B SHARES.

    The Fund has adopted a Distribution and Service Plan for Class B shares to compensate the Distributor for the distribution of Class B shares and servicing accounts of Class B shareholders. Some or all of this fee may be reallowed to broker-dealers for distribution and or shareholder account services. Under the Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses.

---------------------------------------------------
                   SPECIAL INVESTMENT PROGRAMS AND PRIVILEGES

    One easy way to pursue your financial goals is to invest money regularly. The Company offers convenient services that let you transfer money into your account, or between accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals. Certain restrictions apply. These privileges may be selected at the time of your initial investment or at a later date. Please call 1-888-843-7824 for more information and application forms for any of the privileges described below.

    ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $100 or as much as $50,000 between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

    AUTOMATIC INVESTMENT PLANS let you make regular monthly or quarterly investments through an automatic withdrawal from your bank account ($50 minimum per Fund) and you can enroll when you establish your account. Sales charges will apply.

    DOLLAR COST AVERAGING INVESTMENT PROGRAMS ("DCA") let you set up monthly or quarterly exchanges in amounts of $100 or more from one Fund to the same class of shares of any other Fund except for the Money Market Fund where investors may dollar cost average into either Class A or Class B shares. Sales charges may apply where a shareholder invests in the Money Market Fund and then seeks to exchange into a Fund where sales charges are applicable. Use of DCA permits the purchase of shares of a Fund on a scheduled basis which protects the investor from the risk of making all or substantially all of an investment prior to a significant market decline. All shareholder accounts involved in a DCA Program must have identical registrations.

    AUTOMATIC DIVIDEND DIVERSIFICATION ("ADD") lets you automatically reinvest dividends and capital gain distributions paid by one Fund into shares of the same class of another Fund. The number of shares purchased through ADD will be determined by using the net asset value of the Fund in which dividends will be reinvested next computed after the dividend payment is made. All shareholder accounts involved in an ADD program must have identical registrations.

    EXCHANGE PRIVILEGE. You may exchange your shares of a Fund for shares of the same class of any other Fund or for shares of the Money Market. In the case of exchanges from the Money Market Fund to Class A shares of another Fund, sales charges will apply unless you paid an initial sales charge earlier. You should consider the differences in investment objectives and expenses of a Fund as described in this prospectus before making an exchange. Shares are normally redeemed from one Fund and purchased from the other Fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of the NYSE that day.

22                                                     ITT HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

    Exchanges are taxable transactions and may be subject to special tax rules about which you should consult your own tax adviser. For complete policies and restrictions governing exchanges, including fees and circumstances under which a shareholder's exchange privilege may be suspended or revoked, see "How to Exchange Shares."

    SYSTEMATIC WITHDRAWAL PLANS let you set up monthly, quarterly, semi-annual or annual redemptions from any account with a value of $5,000 or more. You may direct the Company to make regular payments in fixed dollar amounts of $50 or more, or in an amount equal to the value of a fixed number of shares (5 shares or more). Payments can be directed to the shareholder or to someone other than the registered owners(s) of the account. If this privilege is requested when the account is established, no signature guarantee is needed. If this privilege is added to an existing account and payments are directed to someone other than the registered owners(s) of the account, a signature guarantee is required on the Systematic Withdrawal Plan application. The Company reserves the right to institute a charge for this service. Systematic Withdrawal Plans for Class B shares of a Fund and for Class A shares subject to a CDSC are permitted only for payments that are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request).

    Maintaining a Systematic Withdrawal Plan at the same time regular additional investments are being made into Class A shares of any Fund except the Money Market Fund, is not recommended because a sales charge will be imposed on the new shares at the same time shares are being redeemed to make the periodic payments under the Systematic Withdrawal Plan.

    REINVESTMENT PRIVILEGE. If you redeem some or all of your Fund shares, you have up to 90 days to reinvest all or part of the redemption proceeds in Class A shares of the Fund without paying a sales charge. This privilege applies only to redemptions of Class A shares on which an initial or deferred sales charge was paid or to redemptions of Class A and Class B shares of the Fund that you purchased by reinvesting dividends or distributions. You must be sure to ask the Transfer Agent for this privilege when you send your payment.

    RETIREMENT PLANS. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. A number of different retirement plans can be used by individuals and employers including IRAs, 403(b) Custodial Plans, SEPs, SEPIRAs, 401(k) and 457 plans. Please call the Transfer Agent for the Company's plan documents, which contain important information and applications.

---------------------------------------------------
                              HOW TO REDEEM SHARES

    You can arrange to take money out of your account on any regular business day by redeeming some or all of your shares. Your shares will be sold at the next net asset value calculated after your order is received in good order and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing, by using the Fund's Checkwriting privilege (for Money Market Fund only), by telephone, by bank transfer (ACH) or by wire transfer. You can also set up Systematic Withdrawal Plans to redeem shares on a regular basis, as described above. IF YOU HAVE QUESTIONS ABOUT ANY OF THESE PROCEDURES, AND ESPECIALLY IF YOU ARE REDEEMING SHARES IN A SPECIAL SITUATION, SUCH AS DUE TO THE DEATH OF THE OWNER, OR FROM A RETIREMENT PLAN, PLEASE CALL THE TRANSFER AGENT FIRST, AT 1-888-843-7824 FOR ASSISTANCE.

    RETIREMENT ACCOUNTS.

    If you hold Fund shares through a retirement account, call the Transfer Agent in advance for additional information and any necessary forms. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee.

    CERTAIN REQUESTS REQUIRE A SIGNATURE GUARANTEE.

    To protect you and the Company from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee in the discretion of the Fund or Transfer Agent):

    - You wish to redeem more than $50,000 worth of shares and receive a check

    - A redemption check is not payable to all shareholders listed on the account statement

    - A redemption check is not sent to the address of record on your statement

    - Shares are being transferred to a Fund account with a different owner or name

    - Shares are redeemed by someone other than the owners (such as an Executor)

    REDEEMING SHARES BY MAIL.

    Write a "letter of instruction" that includes:

    - Your name

    - The Fund's name

    - Your Fund account number (from your account statement)

    - The dollar amount or number of shares to be redeemed

ITT HARTFORD MUTUAL FUNDS                                                     23
--------------------------------------------------------------------------------

    - Any special payment instructions

    - The signatures of all registered owners exactly as the account is registered, and

    - Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

      USE THE FOLLOWING ADDRESS FOR REQUESTS BY MAIL:
      ITT Hartford Mutual Funds, Inc.
      P.O. Box 8416
      Boston, MA 02266-8416

      SEND COURIER OR EXPRESS MAIL REQUESTS TO:
      Boston Financial Data Services
      Attn.: ITT Hartford Mutual Funds, Inc.
      Two Heritage Drive
      Quincy, MA 02171

    REDEEMING SHARES BY TELEPHONE.

    You may also redeem shares by telephone by calling 1-888-843-7824. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of the NYSE that day, which is normally 4:00 P.M., Eastern Time. Shares held in tax-qualified retirement plans may not be redeemed by telephone. You may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account, you may have the proceeds wired to that bank account.

    TELEPHONE REDEMPTIONS PAID BY CHECK. Up to $50,000 may be redeemed by telephone once in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account. This service is not available within 30 days of changing the address on an account.

    TELEPHONE REDEMPTIONS THROUGH BANK-LINKED ACCOUNTS. If you have selected the option on your account application, you may link your Fund account to your bank account. There are no dollar limits on telephone redemption proceeds sent to a bank-linked account. Normally the ACH wire to your bank is initiated on the business day after the redemption.

    CHECKWRITING. (MONEY MARKET FUND ONLY) To be able to write checks against your Fund account, you may request that privilege on your account Application or you can contact the Transfer Agent for signature cards. Signature cards must be signed by all owners of the account and returned to the Transfer Agent. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. Checks must be written for at least $100. Checks cannot be paid if they are written for more than your account value. You may not write a check that would require the Fund to redeem shares that were purchased by check or through the Automatic Investment Plan payments within the prior 15 days. Checks should not be used if you have changed your Fund account number. You cannot close your account by writing a check.

    REDEEMING SHARES THROUGH YOUR BROKER. The Distributor has made arrangements to redeem Fund shares from brokers on behalf of their customers. Brokers may charge for that service. The Distributor, acting as agent for the Fund, stands ready to redeem each Fund's shares upon orders from brokers at the offering price next determined after receipt of the order.

    The Transfer Agent may delay forwarding a check or processing a payment via bank linked account for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased.

    You may be charged a fee of up to $8 for wire transfers of redemption proceeds of less than $50,000, which will be deducted from such proceeds. There is no fee for ACH transfers.

---------------------------------------------------
                             HOW TO EXCHANGE SHARES

    In most cases, shares of a Fund may be exchanged for shares of the same class of other Funds and for shares of the Money Market Fund at net asset value per share at the time of exchange. However, a sales charge may apply to an exchange from the Money Market Fund (see below). Exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of shares of the other Fund. Exchanges may be requested in writing or by telephone.

    For written exchange requests you should submit a ITT Hartford Mutual Funds exchange request form, signed by all owners of the account. Send the form to the Transfer Agent at the addresses listed in "How to Sell Shares."

    For telephone exchange requests you should call 1-888-843-7824. Telephone exchanges may be made only between accounts that are registered with the same names and address.

    All exchanges are subject to the following restrictions:

    The Fund you are exchanging into must be registered for sale in your state.

    You may exchange only between Funds that are registered in the same name, address and taxpayer identification number.

    You may only exchange for shares of the same class of another Fund or for shares of the Money Market Fund.

    If you wish to make more than 12 exchanges in a 12-month period, an exchange fee of $10 per exchange will be charged. Any exchange fees will be paid directly to the

24                                                     ITT HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

Fund from which shares have been redeemed. Exchanges made pursuant to the Dollar Cost Averaging Program are not subject to this fee or limitation. The minimum amount you may exchange from one Fund into another is $500 or the entire balance if less.

    Exchanges of shares of the Money Market Fund for shares of any other Fund which carry a front-end sales charge are subject to the sales charge applicable to such other Fund. Shares of the Money Market Fund acquired by exchange of shares of another Fund on which a front-end sales charge was previously paid or which are subject to a CDSC are exchanged at net asset value. However, shares of the Money Market Fund acquired through an exchange of shares which are subject to a CDSC will continue to be subject to a CDSC upon redemption. The rate of this charge will be the rate in effect for the original shares at the time of exchange without counting the time such shares were held as Money Market Fund shares. Investors who initially purchased Class A shares of the Bond Income Strategy Fund, have held such shares for less than six months and exchange shares of the Bond Income Strategy Fund for Class A shares of any other Fund except the Money Market Fund, must pay the difference between the Bond Income Strategy Fund sales charge and the sales charge of the Fund shares being acquired.

    In addition to exchanges into and out of the Money Market Fund, you may exchange your shares of other Funds for shares of the same class of any other Fund without the imposition of a sales charge. With respect to Class B shares, if you exchange such shares for Class B shares of another Fund, the CDSC will be calculated based on the date on which you acquired the original Class B shares.

    Each Fund reserves the right to refuse or delay exchanges by any person or group if, in HIMCO's or Wellington Management's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

    Your exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund.

    Although a Fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Each Fund reserves the right to terminate or modify the exchange privilege in the future.

    Shares are normally redeemed from one Fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of the NYSE that day.

---------------------------------------------------
                        DETERMINATION OF NET ASSET VALUE

    THE NET ASSET VALUE PER SHARE is determined for each class of shares for each Fund as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each regular business day (as previously defined) by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class outstanding. The assets of each Fund (except the Money Market Fund) are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Board of Directors believes accurately reflects fair value. The assets of the Money Market Fund are valued at their amortized cost pursuant to procedures established by the Board of Directors. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. With respect to all Funds, short-term investments that will mature in 60 days or less are also valued at amortized cost, which approximates market value.

---------------------------------------------------
                     SHAREHOLDER ACCOUNT RULES AND POLICIES

    THE OFFERING OF SHARES may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Directors or HIMCO at any time the Board or HIMCO believes it is in the Fund's best interest to do so.

    TELEPHONE TRANSACTION PRIVILEGES for purchases, redemptions or exchanges may be modified, suspended or terminated by a Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

    THE TRANSFER AGENT WILL RECORD ANY TELEPHONE CALLS to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine. If the Company does not use reasonable procedures the Company may be liable for losses due to unauthorized transactions, but otherwise the Company will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

    PURCHASE, REDEMPTION OR EXCHANGE REQUESTS will not be honored until the Transfer Agent receives all required documents in proper form.

    SHARE CERTIFICATES will not be issued for the Company's shares.

ITT Hartford Mutual Funds                                                     25
--------------------------------------------------------------------------------

    BROKERS THAT CAN PERFORM ACCOUNT TRANSACTIONS FOR THEIR CLIENTS through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of a Fund if the dealer performs any transaction erroneously or improperly.

    ALL OF YOUR PURCHASES MUST BE MADE IN U.S. DOLLARS and checks must be drawn on U.S. banks and made payable to ITT Hartford Mutual Funds, or in the case of a retirement account, to the custodian or trustee. You may not purchase shares with a third party check.

    PAYMENT FOR REDEEMED SHARES is forwarded ordinarily by check or through the bank-linked service (as elected by the shareholder) within 7 calendar days after the business day on which the Transfer Agent receives redemption instructions in proper form. Payment will be forwarded within 3 business days for accounts registered in the name of a broker-dealer. Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading is restricted or as permitted by the Securities and Exchange Commission. THE TRANSFER AGENT MAY DELAY FORWARDING A CHECK OR PROCESSING A PAYMENT VIA BANK LINKED ACCOUNT FOR RECENTLY PURCHASED SHARES, BUT ONLY UNTIL THE PURCHASE PAYMENT HAS CLEARED. THAT DELAY MAY BE AS MUCH AS 15 CALENDAR DAYS FROM THE DATE THE SHARES WERE PURCHASED. THAT DELAY MAY BE AVOIDED IF YOU PURCHASE SHARES BY CERTIFIED CHECK. IF THE PURCHASE PAYMENT DOES NOT CLEAR, YOUR PURCHASE WILL BE CANCELED AND YOU COULD BE LIABLE FOR ANY LOSSES OR FEES THE FUND OR ITS TRANSFER AGENT HAVE INCURRED.

    INVOLUNTARY REDEMPTIONS OF SMALL ACCOUNTS may be made by the Fund if the account value has fallen below $1,000 as a result of shareholder action such as a redemption or transfer and at least 30 days notice has been given to the shareholder.

    UNDER UNUSUAL CIRCUMSTANCES shares of a Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "Purchase and Redemption of Shares" in the Statement of Additional Information for more details.

    "BACKUP WITHHOLDING" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of income.

    THE COMPANY DOES NOT CHARGE A TRANSACTION FEE, but if your broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charge when redeeming certain Class A or Class B shares.

---------------------------------------------------
                         INVESTOR INFORMATION SERVICES

    The Fund provides 24-hour information services via a toll-free number on fund yields, prices and account balances.

    In addition, telephone representatives are available during normal business hours (8:00 A.M. to 6:00 P.M. Eastern Time) to provide the information and services you need.

    Confirmation statements will be generated after every transaction (except reinvestments, automatic investments and automatic payroll investments) that affect your account balance or your account registration. Quarterly consolidated account statements will be sent for all accounts. It is the responsibility of the shareholder to review the accuracy of transactions and to notify the transfer agent of any errors within 15 days of the date of the confirmation. Financial reports will be generated for the Fund every six months.

    Call 1-888-843-7824 if you need additional copies of financial reports or historical account information. There may be a small charge for historical account information for prior years.

---------------------------------------------------
                            MANAGEMENT OF THE FUNDS

--------------------------------
                              MANAGEMENT SERVICES

    HIMCO serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement dated July 22, 1996. As of September 30, 1996, HIMCO and its affiliates held discretionary management authority with respect to approximately $48.2 billion of client assets. HIMCO has overall investment supervisory responsibility for each Fund and is responsible for the day to day investment decisions with respect to the assets of the Bond Fund and the Money Market Fund. In addition, HIMCO will provide administrative personnel, services, equipment and facilities and office space for proper operation of the Company. HIMCO has contracted with Wellington Management for the provision of day to day investment management services to the Small Company Fund, Capital Appreciation Fund, International Opportunities Fund, Stock Fund, Dividend and Growth Fund and Advisers Fund in accordance with each Fund's investment objective and policies. Each Fund pays a fee to HIMCO, a portion of which may be used to compensate Wellington Management.

26                                                     ITT HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

---------------------------------------------------
                                MANAGEMENT FEES

MONEY MARKET FUND.

    The Money Market Fund pays a monthly management fee to HIMCO which is based on a stated percentage of the Fund's average daily net asset value as follows:

NET ASSET VALUE                                      ANNUAL RATE
--------------------------------------------------  -------------
First $500,000,000................................       0.50%
Next $500,000,000.................................       0.45%
Amount Over $1 Billion............................       0.40%

BOND INCOME STRATEGY FUND.

    The Bond Income Strategy Fund pays a monthly management fee to HIMCO which is based on a stated percentage of the Fund's average daily net asset value as follows:

NET ASSET VALUE                                      ANNUAL RATE
--------------------------------------------------  -------------
First $500,000,000................................       0.65%
Next $500,000,000.................................       0.55%
Amount Over $1 Billion............................       0.50%

SMALL COMPANY FUND AND INTERNATIONAL OPPORTUNITIES FUND.

    The Small Company Fund and International Opportunities Fund each pay a monthly management fee to HIMCO which is based on a stated percentage of the Fund's average daily net asset value as follows:

NET ASSET VALUE                                      ANNUAL RATE
--------------------------------------------------  -------------
First $500,000,000................................       0.85%
Next $500,000,000.................................       0.75%
Amount Over $1 Billion............................       0.70%

CAPITAL APPRECIATION FUND AND STOCK FUND.

    The Capital Appreciation Fund and Stock Fund each pay a monthly management fee to HIMCO which is based on a stated percentage of the Fund's average daily net asset value as follows:

NET ASSET VALUE                                      ANNUAL RATE
--------------------------------------------------  -------------
First $500,000,000................................       0.80%
Next $500,000,000.................................       0.70%
Amount Over $1 Billion............................       0.65%

DIVIDEND AND GROWTH FUND AND ADVISERS FUND.

    The Dividend and Growth Fund and Advisers Fund each pay a monthly management fee to HIMCO which is based on a stated percentage of the Fund's average daily net asset value as follows:

NET ASSET VALUE                                      ANNUAL RATE
--------------------------------------------------  -------------
First $500,000,000................................       0.75%
Next $500,000,000.................................       0.65%
Amount Over $1 Billion............................       0.60%

    HIMCO, Hartford Plaza, Hartford, Connecticut 06115, is an indirect wholly-owned subsidiary of The Hartford and was organized under the laws of Connecticut in 1981. The Hartford is a holding company for various insurance related subsidiaries including Hartford Fire Insurance Company, one of the largest insurance carriers in the United States. HIMCO also serves as investment adviser to several other SEC registered funds sponsored by The Hartford affiliates and which are primarily available through the purchase of variable annuity or variable life contracts.

    Certain officers of the Funds are also officers and directors of HIMCO; Joseph H. Gareau, President and a Director of the Company, is a Director and the President of HIMCO; Andrew W. Kohnke, Vice President of the Company, is a Managing Director and Director of HIMCO; J. Richard Garrett, Vice President and Treasurer of the Company, is the Treasurer of HIMCO; and Charles M. O'Halloran, Vice President, Secretary and General Counsel of the Company, is a Director, Secretary and General Counsel of HIMCO.

---------------------------------------------------
                        INVESTMENT SUB-ADVISORY SERVICES

    Wellington Management serves as sub-adviser to the Small Company Fund, Capital Appreciation Fund, International Opportunities Fund, Stock Fund, Dividend and Growth Fund, and Advisers Fund pursuant to a sub-advisory agreement, dated as of July 22, 1996.

    In connection with its service as sub-adviser to these Funds, Wellington Management makes all determinations with respect to the purchase and sale of portfolio securities (subject to the terms and conditions of the investment objectives, policies and restrictions of these Funds and to the general supervision of the Company's Board of Directors and HIMCO) and places, in the name of the Funds, all orders for execution of these Funds' portfolio transactions. In conjunction with such activities, Wellington Management regularly furnishes reports to the Company's Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

    For services rendered to these Funds, Wellington Management charges a quarterly fee to HIMCO. The Funds will not pay Wellington Management's fee nor any part thereof, nor will the Funds have any obligation or responsibility to do so. Wellington Management has agreed to waive a portion of its fees during the start-up phase of the Funds as described in the SAI. Wellington Management's quarterly fee is based upon the following annual rates as applied to

ITT HARTFORD MUTUAL FUNDS                                                     27
--------------------------------------------------------------------------------

the average of the calculated daily net asset value of each Fund that it advises:

SMALL COMPANY FUND, CAPITAL APPRECIATION FUND AND INTERNATIONAL OPPORTUNITIES FUND.

                                                      ANNUAL
NET ASSET VALUE                                        RATE
--------------------------------------------------  ----------
First $50,000,000.................................  0.40%
Next $100,000,000.................................  0.30%
Next $350,000,000.................................  0.25%
Next $500,000,000.................................  0.20%
Over $1 Billion...................................  0.175%

DIVIDEND AND GROWTH FUND, STOCK FUND AND ADVISERS FUND.

                                                      ANNUAL
NET ASSET VALUE                                        RATE
--------------------------------------------------  ----------
First $50,000,000.................................  0.325%
Next $100,000,000.................................  0.25%
Next $350,000,000.................................  0.20%
Next $500,000,000.................................  0.15%
Over $1 Billion...................................  0.125%

    Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of September 30, 1996, Wellington Management held discretionary management authority with respect to approximately $123 billion of client assets. Wellington Management, 75 State Street, Boston, MA 02109, is a Massachusetts general partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan.

---------------------------------------------------
                               PORTFOLIO MANAGERS

    Kenneth L. Abrams, Senior Vice President of Wellington Management, serves as portfolio manager to the Small Company Fund. Mr. Abrams has been an emerging company research analyst with Wellington Management since 1986 and, in addition, has been a portfolio manager with Wellington Management since 1990.

    Saul J. Pannell, Senior Vice President of Wellington Management, serves as portfolio manager to the Capital Appreciation Fund. Mr. Pannell has been a portfolio manager with Wellington Management since 1979.

    The International Opportunities Fund is managed by Wellington Management's Global Equity Strategy Group, headed by Trond Skramstad, Senior Vice President of Wellington Management. The Global Equity Strategy Group is comprised of global portfolio managers and senior investment professionals. No person or persons is primarily responsible for making recommendations to or within the Global Equity Strategy Group. Prior to joining Wellington Management in 1993, Mr. Skramstad was a global equity portfolio manager at Scudder, Stevens & Clark since 1990.

    Rand L. Alexander, Senior Vice President of Wellington Management, serves as portfolio manager to the Stock Fund. Mr. Alexander has been a portfolio manager with Wellington Management since 1990.

    Laurie A. Gabriel, CFA and Senior Vice President of Wellington Management, serves as portfolio manager to the Dividend and Growth Fund. Ms. Gabriel joined Wellington Management in 1976. She has been a quantitative research analyst with Wellington Management since 1986, and took on portfolio management responsibilities in 1987.

    The Advisers Fund is managed by Paul D. Kaplan, Senior Vice President of Wellington Management, and Rand L. Alexander. Mr. Kaplan has been a portfolio manager with Wellington Management since 1982 and manages the fixed income component of the Advisers Fund. Rand L. Alexander, who is portfolio manager to the Stock Fund, manages the equity component of the Advisers Fund.

    The Bond Income Strategy Fund is managed by Alison D. Granger. Ms. Granger, a Senior Vice President of HIMCO and Assistant Vice President of Hartford Life Insurance Company, joined The Hartford in 1993 as a senior corporate bond trader. She became Director of Trading in 1994 and a portfolio manager in 1995. Prior to joining The Hartford, Ms. Granger was a corporate bond portfolio manager at The Home Insurance Company and Axe-Houghton Management. Ms. Granger holds a CFA and has over fifteen years of experience with fixed income investments.

---------------------------------------------------
                               PORTFOLIO TURNOVER

    Each Fund may sell a portfolio investment soon after its acquisition if HIMCO and/or Wellington Management believe that such a disposition is in the Fund's best interest. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by a Fund's shareholders. High portfolio turnover may result in the realization of substantial capital gains; distributions derived from such gains may be treated as ordinary income for Federal income tax purposes. Although it is not possible to predict future portfolio turnover rates accurately, and such rates may vary from year to year, it is anticipated that each Fund's portfolio turnover rate will not exceed 100% except the Bond Income Strategy Fund which is estimated to be approximately 200%.

---------------------------------------------------
                             BROKERAGE COMMISSIONS

    Although the Rules of Fair Practice of the National Association of Securities Dealers, Inc. prohibit its members from seeking orders for the execution of investment

28                                                     ITT HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

company portfolio transactions on the basis of their sales of investment company shares, under such Rules, sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such Rules and to obtaining best prices and executions, effected through dealers who sell shares of the Company. HIMCO or Wellington Management may also select an affiliated broker-dealer to execute transactions for the Company, provided that the commissions, fees or other remuneration paid to such affiliated broker are reasonable and fair as compared to that paid to non-affiliated brokers for comparable transactions.

---------------------------------------------------
                            DIVIDENDS, CAPITAL GAINS
                                   AND TAXES

    DIVIDENDS.

    Each Fund intends to distribute substantially all of its net income and capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Small Company Fund, Capital Appreciation Fund, International Opportunities Fund, and Stock Fund will be declared and paid annually; dividends from the net investment income of the Dividend and Growth Fund and Advisers Fund will be declared and paid semi-annually; dividends from the net investment income of the Bond Income Strategy Fund will be declared and paid monthly and dividends from net investment income of the Money Market Fund will be declared daily and paid monthly. Dividends from the Money Market Fund are not paid on shares until the day following the date on which the shares are issued. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of each Fund.

    DISTRIBUTION OPTIONS.

    When you open your account, specify on your application how you want to receive your distributions. For ITT Hartford Mutual Funds retirement accounts, all distributions are reinvested. For other accounts, you have five options:

    REINVEST ALL DISTRIBUTIONS IN THE FUND. You can elect to reinvest all dividends and long term capital gains distributions in additional shares of the Fund.

    REINVEST INCOME DIVIDENDS ONLY. You can elect to reinvest investment income dividends in a Fund while receiving capital gains distributions by check or sent to your bank account.

    REINVEST CAPITAL GAINS ONLY. You can elect to reinvest capital gains in the Fund while receiving dividends by check or sent to your bank account.

    RECEIVE ALL DISTRIBUTIONS IN CASH. You can elect to receive a check for all dividends and long-term capital gain distributions or have them sent to your bank.

    REINVEST YOUR DISTRIBUTIONS IN ANOTHER ITT HARTFORD MUTUAL FUNDS ACCOUNT. You can reinvest all distributions in another ITT Hartford Mutual Funds account you have established.

    TAXES.

    If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long term capital gains are taxable as long term capital gains when distributed to shareholders. It does not matter how long you hold your shares. Dividends paid from short term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

    "BUYING A DIVIDEND". When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

    TAXES ON TRANSACTIONS. Share redemptions, including redemptions for exchanges, are subject to capital gains tax. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

    RETURNS OF CAPITAL. In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

    This information is only a summary of certain federal tax information about your investment. More information is contained in the SAI, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

ITT HARTFORD MUTUAL FUNDS                                                     29
--------------------------------------------------------------------------------

---------------------------------------------------
                          OWNERSHIP AND CAPITALIZATION
                                 OF THE COMPANY

-------------------------------- CAPITAL STOCK

    As of the date of this Prospectus, the authorized capital stock of the Company consisted of the following shares of a par value of $.001 per share:
Small Company Fund, 300 million; Capital Appreciation Fund, 300 million; International Opportunities Fund, 300 million; Stock Fund, 300 million; Dividend and Growth Fund, 300 million; Advisers Fund, 400 million; Bond Income Strategy Fund, 300 million; and Money Market Fund, 800 million.

    The Board of Directors is authorized, without further shareholder approval, to authorize additional shares and to classify and reclassify the Funds into one or more classes. Accordingly, the Directors have authorized the issuance of three classes of shares of each of the Funds (except the Money Market Fund), designated as Class A, Class B and Class Y shares. Class A and Class Y shares have been authorized for the Money Market Fund. The shares of each class represent an interest in the same portfolio of investments of the respective Funds and have equal rights as to voting, redemption, dividends and liquidation. However, each class bears different sales charges, distribution and transfer agency fees and related expenses, different exchange privileges and each class has exclusive voting rights with respect to its respective Rule 12b-1 plan.

---------------------------------------------------
                                     VOTING

    Each shareholder is entitled to one vote for each share of the Funds held upon all matters submitted to the shareholders generally. Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law.

---------------------------------------------------
                              GENERAL INFORMATION

--------------------------------
                            REPORTS TO SHAREHOLDERS

    The Funds will issue unaudited semiannual reports showing current investments in each Fund and other information and annual financial statements examined by independent auditors for the Funds.

---------------------------------------------------
                                  DISTRIBUTOR

    Hartford Securities Distribution Company, Inc., P.O. Box 2999, Hartford, CT 06104-2999 serves as distributor to the Company.

---------------------------------------------------
                                 TRANSFER AGENT

    Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, MA. 02171 serves as transfer agent to the Company.

---------------------------------------------------
                                   CUSTODIAN

    State Street Bank and Trust Company serves as custodian of each Funds' assets.

---------------------------------------------------
                                 CLASS Y SHARES

    The Company also offers Class Y Shares which are available only to the following types of institutional investors: (i) Tax qualified retirement plans which have (A) at least $10 million in plan assets, (B) 750 or more employees eligible to participate at the time of purchase, or (C) which certify that they will have projected annual contributions of $2.5 million or more, (ii) Banks and insurance companies which are not affiliated with HIMCO purchasing shares for their own account; (iii) investment companies not affiliated with HIMCO; (iv) Tax-qualified retirement plans of HIMCO, Wellington Management or broker-dealer wholesalers and their affiliates.

    Class Y shares are available to eligible institutional investors at net asset value without the imposition of an initial or deferred sales charge and are not subject to ongoing distribution fees imposed under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The minimum initial investment in Class Y shares is $1,000,000, but this requirement may be waived at the discretion of the Fund's officers.

    The Systematic Withdrawal Plan, Dollar Cost Averaging Plan, Automatic Dividend Diversification Plan and Automatic Investment Plan are not available for Class Y shares.

    If you are considering a purchase of Class Y shares of a Fund, please call the Transfer Agent, at 1-888-843-7824 to obtain information about eligibility.

---------------------------------------------------
                            REQUESTS FOR INFORMATION

    This Prospectus does not contain all the information included in the Registration Statement filed with the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the SEC's office in Washington, D.C. Statements contained in the Prospectus as to the contents of any contract or other document referred to herein are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified, in all respects by such reference.

30                                                     ITT HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

    For additional information, write to ITT Hartford Mutual Funds, Inc., P.O. Box 8416, Boston, MA. 02266-8416, or call 1-888-843-7824.

    NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUNDS TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUNDS TO MAKE SUCH OFFER.

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